Aptus July Deep Buffer ETF Trading Symbol: JUDB Listed on Cboe BZX Exchange, Inc.	Summary Prospectus May 5, 2026 www.aptusetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 5, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.aptusetfs.com/judb. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Aptus July Deep Buffer ETF (the “Fund”) seeks to provide investors with returns that match the share price performance of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”) up to a predetermined upside Cap, as defined below, before fees and expenses, while providing a Buffer, as defined below, against a predetermined percentage, before fees and expenses, of Underlying ETF losses over a twelve-month Investment Period, as defined in the table below.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.25%
1 Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$26	$80
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal market conditions, invests substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the market price of the Underlying ETF. Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the

Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund.
The Fund uses FLEX Options to employ a “structured outcome strategy.” Structured outcome strategies seek to produce pre-determined target investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund are intended to reflect the share price performance of the Underlying ETF over an approximate one-year period (the “Investment Period”), subject to a “deep” buffer, i.e., limited downside protection (the “Buffer”) against a certain percentage of Underlying ETF losses, and a cap, i.e., a pre-determined upside return cap percentage (the “Cap”), as set forth in the following table:

Investment Period Start*	Investment Period End*	Buffer (before Fund fees and expenses)**	Buffer (after Fund fees and expenses)	Cap (before Fund fees and expenses)*, ***	Cap (after Fund fees and expenses)****
June 30	June 29	4% through 34%	4.25% through 34.25%	5.51%	4.97%
*    The period from the commencement of the Fund’s operations (May 5, 2026) to the business day preceding the start of the Fund’s first full one-year Investment Period (June 29, 2026) is referred to as the “Initial Investment Period.” For purposes of this Prospectus, all references to an Investment Period, other than its length in time, include the Fund’s Initial Investment Period. Each Cap is calculated based on the Fund’s Initial Investment Period, which is less than a full year. Following the Fund’s Initial Investment Period, each subsequent Investment Period will be a twelve-month period from approximately June 30 to June 29 of the following year. If a scheduled Investment Period Start date or Investment Period End date falls on a weekend or holiday, then the Investment Period Start Date or Investment Period End date, as the case may be, will be the next succeeding business day.
**    The Fund seeks to provide a “deep” Buffer against Underlying ETF losses between -4% and -34% over the Investment Period. The Fund does not seek to provide a Buffer against (1) the first 4% of Underlying ETF losses, and (2) Underlying ETF losses exceeding 34%.
***    The Fund’s investment strategy is designed to provide upside participation that matches the share price performance of the Underlying ETF up to a Cap, which is determined prior to the start of each Investment Period. The Cap will change from Investment Period to Investment Period. The Fund does not seek to participate in any Underlying ETF gains beyond the Cap.
****    For this purpose, Fund fees and expenses consist of the Fund’s total expense ratio and net options trading costs, if any.
The Underlying ETF’s share price performance does not reflect returns, if any, associated with the Underlying ETF’s dividend payments. As such, the Fund does not seek to provide its shareholders with returns that reflect the inclusion of the Underlying ETF’s dividend payments, if any.
In general, the structured outcomes the Fund seeks for investors that hold Fund shares for an entire Investment Period are as follows, though there can be no guarantee these results will be achieved:
•If the Underlying ETF’s share price appreciates over the Investment Period, the strategy is designed to provide upside participation that matches the share price performance of the Underlying ETF, up to the Cap that is determined at the start of the Investment Period, before fees and expenses of the Fund.
•If the Underlying ETF’s share price declines over the Investment Period by 4% or less, the strategy is designed to provide returns that match the declining share price performance of the Underlying ETF before fees and expenses of the Fund. For example, if the Underlying ETF loses 4% in share price over the Investment Period, the strategy is designed for the Fund to have a -4% return, before fees and expenses of the Fund.
•If the Underlying ETF’s share price declines over the Investment Period by more than 4% but less than or equal to 34%, the strategy is designed to provide a -4% return for the Fund, before fees and expenses of the Fund. For example, if the Underlying ETF loses 25% in share price over the Investment Period, the strategy is designed for the Fund to have a -4% return, before fees and expenses of the Fund.
•If the Underlying ETF’s share price declines over the Investment Period by more than 34%, the strategy is designed to protect the Fund from Underlying ETF losses between -4% and -34%, while experiencing the first 4% of losses and participating in losses greater than 34% on a one-to-one basis with the Underlying ETF, before fees and expenses of the Fund. As a result, in this scenario, the strategy is designed to provide returns that are 30 percentage points less than the percentage loss on the Underlying ETF’s share price over the Investment Period. For example, if the Underlying ETF loses 35% in share price over the Investment Period, the strategy is designed for the Fund to have losses of 5% (35% less the 30% “deep” Buffer that covers losses from 4% through 34%), before Fund fees and expenses. The Buffer is not the equivalent of a floor on investment losses.

The following charts illustrate the hypothetical returns that the FLEX Options seek to provide with respect to the performance of the Underlying ETF in certain illustrative scenarios over the course of the Investment Period. These charts do not take into account payment by the Fund of fees and expenses. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

SPY Price Return
Profit or Loss
Deep Buffer ETF Payout
Buffer = Protection when the S&P 500 is down between -4% and -34%
Cap = Protection until the S&P 500 Hits the Cap
-4%
SPY Price
-50%
-34%
-4%
-20%
-50%

Market Scenarios over 12-Month Term (%)*
*    The hypothetical cap level of 12% set forth in the above bar chart is for illustration purposes only. The Fund’s actual Cap, set forth in the table above, may be different and will change from Investment Period to Investment Period.
Investors purchasing Shares during an Investment Period will experience different results. The Fund’s website, www.aptusetfs.com/JUDB, provides information relating to the possible outcomes for an investor of an investment in the Fund on a daily basis, including the Fund’s position relative to the Cap and Buffer. Before purchasing Shares, an investor should visit the Fund’s website to review this information and understand the possible outcomes of an investment in Shares on a particular day.
The Fund is a continuous investment vehicle that will be perpetually offered. It does not terminate and distribute its assets at the conclusion of an Investment Period. Subsequent Investment Periods will begin on the first business day following the end of the prior Investment Period and will end on the approximate one-year anniversary of that new Investment Period. On the final business day of each Investment Period, the Fund resets by investing in a new set of FLEX Options that will provide a new Cap for the new Investment Period. This means that the Cap will change for each Investment Period based upon prevailing market conditions at the beginning of each Investment Period. The Cap and Buffer, and the Fund’s position relative to each, should be considered before investing in the Fund.
Purchases and Sales During an Investment Period
An investor that purchases Shares other than on the first day of an Investment Period and/or sells Shares prior to the end of an Investment Period may experience results that are very different from the outcomes sought by the Fund for that Investment Period.
Both the Cap and Buffer are fixed levels that are calculated in relation to the Underlying ETF’s market price and the Fund’s net asset value (“NAV”) at the start of an Investment Period. While the Cap and Buffer reference the performance of the Underlying ETF over the Investment Period, the Fund expects its NAV to experience the same general price movement, Cap, and Buffer as a percentage gain or loss by the Underlying ETF over the Investment Period, before fees and expenses of the Fund.
Because the Underlying ETF’s market price and the Fund’s NAV change over the Investment Period, an investor acquiring Shares after the start of the Investment Period, or selling Shares before the end of the Investment Period, will likely have a different return potential than an investor who purchased Shares at the start of the Investment Period, or held the Shares at the end of the Investment Period. This is because, while the Cap and Buffer for the Investment Period are fixed levels that remain constant throughout the Investment Period, an investor purchasing Shares at market value during the Investment Period likely purchased Shares at a price that is different from the Fund’s NAV at the start of the Investment Period (i.e., the NAV that the Cap and Buffer reference). In addition, the price of the Underlying ETF during the Investment Period is likely to be different from the price of the Underlying ETF at the start of the Investment Period. Similarly, when an investor sells Shares at market value during the Investment Period will likely sell Shares at a price that will be different from the Fund’s NAV at the conclusion of the Investment Period. In addition, the price of the Underlying ETF during the Investment Period is likely to be different from the price of the Underlying ETF at the conclusion of the Investment Period. To achieve the structured outcomes sought by the Fund for an Investment Period, an investor must hold Shares for that entire Investment Period.
Buffer
The Fund seeks to shield its shareholders from losses between -4% and -34% experienced by the Underlying ETF during the Investment Period, i.e., provide a “deep” Buffer, or limited downside protection, against Underlying ETF losses between -4% and -34% over each Investment Period. The Fund’s shareholders will bear the first 4% of Underlying ETF losses and all Underlying ETF losses exceeding 34% on a one-to-one basis. The Buffer is before taking into account the fees and expenses of the Fund charged to shareholders. Unlike the Cap, the Buffer and the Underlying ETF will remain the same for each Investment Period.
If an investor is considering purchasing Shares during the Investment Period and the Fund has already decreased in share price by an amount equal to or greater than 34% from the Fund’s share price on the first day of the Investment Period (the “Initial Fund Price”), an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap but may not benefit from the Buffer that the Fund seeks to offer for the remainder of the Investment Period. The Cap and Buffer relative to the Initial Fund Price, however, will not change over the Investment Period.
If an investor is considering purchasing Shares during the Investment Period and the Fund has already decreased in share price by an amount greater than 4% but less than 34% from the Initial Fund Price, an investor purchasing Shares at that price will have increased gains available prior to reaching the Cap, but that investor’s Buffer will be reduced by the difference between ‑4% and the NAV of the Fund on the date the investor purchases the Shares.
Conversely, if an investor is considering purchasing Shares during the Investment Period and the Fund has already increased in share price, an investor purchasing Shares at that price may experience losses in excess of 4% prior to gaining the protection offered by the Buffer, which is not guaranteed.

Cap
The returns of the Fund are subject to the Cap set forth in the above table for the Investment Period. Unlike other investment products, the potential returns an investor can receive from the Fund are subject to a pre-determined upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an entire Investment Period. In the event the Underlying ETF experiences gains over an Investment Period, the Fund seeks to provide investment returns that match the percentage increase of the Underlying ETF’s share price, but any percentage gains over the amount of the Cap will not be experienced by the Fund. This means that, if the Underlying ETF experiences share price gains for an Investment Period in excess of the Cap for that Investment Period, the Fund will not benefit from those excess gains. Therefore, regardless of the share price performance of the Underlying ETF, the Cap is the maximum return an investor can achieve from an investment in the Fund for that Investment Period.
The Cap is set at market close one business day prior to each Investment Period. The defined Cap applicable to an Investment Period will vary based on prevailing market conditions at the time, including then-current interest rate levels, Underlying ETF volatility, and the relationship of puts and calls on the underlying FLEX Options. Following the close of business on the last day of the Investment Period, the Fund will supplement its prospectus by filing and mailing to shareholders a notice disclosing the Fund’s Cap for the next Investment Period. The information will also be available on the Fund’s website at www.aptusetfs.com/JUDB.
The Cap is determined prior to taking into account annual operating expenses of the Fund, which are disclosed above under “Fees and Expenses of the Fund,” as well as brokerage commissions, trading fees, taxes, and any extraordinary expenses incurred by the Fund. Such extraordinary expenses (incurred outside of the ordinary operation of the Fund) may include, for example, unexpected litigation, regulatory, or tax expenses.
The Cap level is a result of the design of the Fund’s principal investment strategy. To provide the Buffer, the Fund purchases and sells (writes) a series of put and call FLEX Options on the first day of an Investment Period. As the purchaser of these FLEX Options, the Fund is obligated to pay a premium to the seller of those FLEX Options. The portfolio managers will calculate the amount of premiums that the Fund will owe on the put options acquired and sold to provide the Buffer and will then go into the market and sell call options with terms that entitle the Fund to receive premiums such that the net amount of premiums paid per unit of the Underlying ETF is approximately equal to the price per unit of shares of the Underlying ETF. The Cap is the strike price of those sold FLEX Options. If determined to be in the best interest of the Fund and its shareholders, the portfolio managers may set the Cap at a higher level by increasing the strike price of the sold FLEX Options, which may cause the Fund to incur additional trading costs.
The Cap, and the Fund’s position relative to it on any given day, should be considered before investing in the Fund. If an investor purchases Shares during an Investment Period, and the Fund has already increased in share price above its Initial Fund Price for that Investment Period to a level near to the Cap, an investor purchasing Shares will have limited to no gain potential for the remainder of the Investment Period. However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which it purchased its Shares and the Initial Fund Price for the Investment Period, as well as the first 4% of Underlying ETF losses, before any subsequent losses are protected by the Buffer.
General Information about FLEX Options
FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. The Underlying ETF is an exchange-traded unit investment trust that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index. The Underlying ETF uses a full replication strategy, meaning it invests in all of the component securities of the S&P 500® Index in the same approximate proportions as in the S&P 500® Index.
The FLEX Options that the Fund will hold that reference the Underlying ETF will give the Fund the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European-style options, which are exercisable at the strike price only on the FLEX Option expiration date.
The Fund will generally, under normal conditions, hold four kinds of FLEX Options for each Investment Period. The Fund will purchase a call option (giving the Fund the right to receive shares of the Underlying ETF) and a put option (giving the Fund the right to deliver shares of the Underlying ETF), while simultaneously selling (i.e., writing) a call option (giving the Fund the obligation to deliver shares of the Underlying ETF) and a put option (giving the Fund the obligation to receive shares of the Underlying ETF). The Fund intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX

Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. Each of the FLEX Options purchased and sold throughout the Investment Period will have the same terms, such as strike price and expiration date, as the FLEX Options purchased and sold on the first day of the Investment Period.
Upon conclusion of the Investment Period, the Fund will receive the net cash value of all the FLEX Options it held for the Investment Period. The Fund will use that net cash to invest in a new series of FLEX Options with an expiration date matching the last business day in the new Investment Period.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
As of December 31, 2025, the Underlying ETF had significant investments in the Information Technology sector.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”
•Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to buffer against Underlying ETF losses. Despite the intended Buffer, a shareholder could lose their entire investment. The Fund’s strategy seeks to deliver returns that match the share price performance of the Underlying ETF (up to the Cap), while limiting downside losses, if Shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of each Investment Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the Buffer that the Fund seeks to provide may not be available and the investor may not get the full benefit of the Buffer. If an investor purchases Shares during an Investment Period at a time when the Fund has decreased in value by 34% or more from the Initial Fund Price, that investor may not receive any protection from the Buffer. If an investor purchases Shares at a time when the Fund has decreased in value by more than 4% but less than 34% from the Initial Fund Price, that investor’s Buffer will be reduced by the difference between -4% and the NAV of the Fund on the date the investor purchases the Shares. If an investor purchases Shares during the Investment Period at a time when the Fund has increased in value relative to the Initial Fund Price, that investor may experience losses in excess of 4% prior to gaining any Buffer protection. The Fund might not achieve its objective in certain circumstances. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including loss of its entire investment. An investor that holds Shares through multiple Investment Periods will be unable to recapture losses, if any, from prior Investment Periods because the Buffer resets for each new Investment Period and is established based on the then current price of the Underlying ETF. Accordingly, any losses experienced outside the prior Buffer will be locked in.
•Cap Change Risk. A new Cap is established at the beginning of each Investment Period and is dependent on prevailing market conditions. As a result, the Cap may rise or fall from one Investment Period to the next and is unlikely to remain the same for consecutive Investment Periods. Unlike the Cap, the Buffer and the Underlying ETF will remain the same for each Investment Period.
•Capped Upside Risk. The Fund’s strategy seeks to provide returns that match those of the share price performance of the Underlying ETF for Shares purchased on the first day of an Investment Period and held for the entire Investment Period, subject to a pre-determined upside Cap. If an investor does not hold its Shares for an entire Investment Period, the returns realized by that investor may not match those the Fund seeks to achieve. If the Underlying ETF experiences gains during an Investment Period, the Fund will not participate in those gains beyond the Cap. In the event an investor purchases Shares after the first day of an Investment Period and the Fund has risen in share price to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on their Shares.
•Cash Transaction Risk. The Fund may effect all or a portion of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may cause the Fund to incur certain costs (e.g., brokerage costs) in addition to taxable gains or losses, and these costs could be imposed on the Fund and decrease the Fund’s net asset value if the costs are not offset by a transaction fee payable by an authorized participant. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.
•Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Options Clearing Corporation (“OCC”) acts as guarantor and central counterparty with respect to FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
•Defined Outcome Fund Risk. The outcome described in the Fund’s principal investment strategies is specifically designed to apply only if you hold shares on the first day of the Investment Period and continue to hold them on the last day of the Investment Period. If you purchase Fund shares after an Investment Period has begun or sell Fund shares prior to an Investment Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide and you could incur losses greater than the Buffer. If the Investment Period has begun and the Fund has increased in share price to a level near to the Cap, an investor purchasing at that price has little or no ability to achieve gains but remains vulnerable to downside risks. Similarly, if the Investment Period has begun and the Fund has decreased in share price beyond the pre-determined Buffer, an investor purchasing shares at that price may not benefit from the Buffer. There is no guarantee that the Fund will successfully achieve its investment objective. Investors purchasing shares of the Fund after the Investment Period begins can see their expected return until the end of the period by visiting www.aptusetfs.com.
•ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.
◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
•FLEX Options Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the share price of the Underlying ETF. Factors that may influence the value of the FLEX Options, other than changes in the share price of the Underlying ETF, may include interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, and changing volatility levels of the Underlying ETF.
•FLEX Options Liquidity Risk. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.
•FLEX Options Valuation Risk. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETF. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
•Investment Period Risk. The Fund’s investment strategy is designed to deliver returns that match the share price return of the Underlying ETF if Shares are bought on the first day of an Investment Period and held until the end of the Investment Period. In the event an investor purchases Shares after the first day of an Investment Period or sells Shares prior to the expiration of the Investment Period, the value of that investor’s investment in Shares may not be buffered against a decline in the share price of the Underlying ETF and may not participate in a gain in the share price of the Underlying ETF up to the Cap for the investor’s investment period.
•Large-Capitalization Investing Risk. The Fund invests in FLEX Options that reference the market price of the Underlying ETF, which is comprised of the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
•Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio manager will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
•Market Risk. Market risk is the risk that a particular security, or Shares in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates, and perceived trends in securities prices. Shares could decline in value or underperform other investments. In addition, local, regional, or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•No Operating History. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors have no track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

•Sector Risk. To the extent the Underlying ETF invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Underlying ETF may invest a significant portion of its assets in the following sector and, therefore, the performance of the Fund, which invests substantially in FLEX Options that reference the market price of the Underlying ETF, could be negatively impacted by events affecting this sector.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Special Tax Risk. The Fund intends to qualify as a “regulated investment company” (“RIC”); however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
Similar to other ETFs, when the Fund disposes of appreciated property by distributing such appreciated property in-kind pursuant to redemption requests of AP shareholders under Section 852(b)(6) of the Code, the Fund does not expect to recognize any built-in gain in such appreciated property. The Fund has not received an opinion of counsel or guidance from the Internal Revenue Service (“IRS”) regarding whether Section 852(b)(6) will be available when it rebalances the portfolio and distributes appreciated portfolio positions. If the IRS or a court were to disagree with the Fund’s position as to the applicability of this nonrecognition rule to the Fund’s dispositions, the Fund will likely be under-distributed with respect to its income or gains; potentially causing the Fund to fail to qualify as a RIC, subjecting the Fund to an excise tax, and potentially causing the character of the amounts reported to shareholders to be incorrect. If, for any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to regular corporate U.S. federal income tax, and distributions received by its shareholders would be subject to further U.S. federal income tax. Alternatively, the Fund may be required to pay a deficiency dividend (without having received additional cash) and applicable interest, and such dividend would be paid to the then current shareholders of the Fund. Failure to comply with the requirements for qualification as a RIC would have significant negative economic consequences to the Fund’s shareholders.
In the event that a shareholder purchases Shares shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
•Underlying ETF Risk. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF, as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to authorized participant concentration risk, market maker risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses, and other factors. The Fund’s value may not directly correlate to the Underlying ETF due to fees and transaction expenses, because the FLEX Options are only exercisable on the expiration date, and the fluctuating value of the FLEX Options will affect the Fund’s value.
Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.aptusetfs.com/JUDB.

Management
Investment Adviser
Aptus Capital Advisors, LLC serves as investment adviser to the Fund.
Portfolio Managers
Mark Callahan, Portfolio Manager and Head of Trading at the Adviser, has been a portfolio manager of the Fund since its inception.
John D. (“JD”) Gardner, CFA, Chief Investment Officer and Managing Member at the Adviser, has been a portfolio manager of the Fund since its inception.
Brad Rapking, CFA, Portfolio Manager and Analyst at the Adviser, has been portfolio manager of the Fund since its inception.
John Luke Tyner, CFA, Portfolio Manager and Analyst at the Adviser, has been a portfolio manager of the Fund since its inception.
David Wagner III, CFA, Portfolio Manager and Analyst at the Adviser, has been a portfolio manager of the Fund since its inception.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.aptusetfs.com/JUDB.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.